UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported):  July 18, 2008
CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

001-09645	74-1787539
(Commission File Number)	(IRS Employer Identification No.)
200 East Basse Road
San Antonio, Texas 78209
(Address of Principal Executive Offices, Including Zip Code)
(210) 822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT
Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans
     On July 18, 2008 notice was provided to the directors and executive officers of Clear Channel Communications, Inc. (the “Clear Channel”) and to the participants and beneficiaries of the Clear Channel, Inc. 401(k) Savings Plan (the “401(k) Plan”) that activity in the Clear Channel Common Stock Fund (the “Stock Fund”) under the 401(k) Plan will be closed temporarily to any transactions, beginning at the closing of trading on July 28, 2008. The blackout period for the Stock Fund is contingent upon approval by Clear Channel’s shareholders, at a special meeting to be held on July 24, 2008, of the proposed merger of BT Triple Crown Merger Co., Inc., an indirect subsidiary of CC Media Holdings, Inc., with and into Clear Channel (the “Merger”). The blackout period for the Stock Fund is expected to end as soon as administratively possible after the trustee of the 401(k) Plan receives the cash consideration to be paid upon the closing of the Merger. Participants in the 401(k) Plan may obtain information as to whether the blackout period has begun or ended by visiting Fidelity NetBenefits at www.401k.com or calling the Fidelity Retirement Benefits Line at 1-800-835-5095.
     Also, on July 18, 2008 notice was provided to the directors and executive officers of Clear Channel and to the participants and beneficiaries of the Clear Channel, Inc. Nonqualified Deferred Compensation Plan (the “NQ Plan”) that activity in the Company Stock Fund under the NQ Plan, which consists of deemed investments in Company stock, will be closed temporarily to any transactions, beginning at the closing of trading on July 28, 2008. The blackout period for the NQ Plan is contingent upon approval of the Merger at the special meeting to held on July 24, 2008. The blackout period for the NQ Plan is expected to end on the date the NQ Plan investment funds are converted to cash and the vested account balances of NQ Plan participants are distributed pursuant to the terms of the NQ Plan. Directors and executive officers who are participants in the NQ Plan may obtain information as to whether the blackout period has begun or ended by contacting the Clear Channel Retirement Benefits Department at 1-210-832-3800/01/03 or via nq@clearchannel.com or by contacting Fidelity Investments at 1-800-835-5095.
     The closing of the Merger, which is subject to the satisfaction of certain closing conditions, is expected to occur on July 30, 2008. The notices were provided to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notices are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.
Item 9.01 Financial Statements And Exhibits.

99.1	Clear Channel Communications, Inc. 401(k) Savings Plan (the “Plan”) – Notice of Blackout Period for The Clear Channel Communications Stock Fund, dated July 18, 2008.

99.2	Notice of Termination of the Clear Channel Nonqualified Deferred Compensation Plan, dated July 18, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: July 21, 2008	/s/ Herbert W. Hill
Herbert W. Hill,
SVP Chief Accounting Officer

INDEX TO EXHIBITS

99.1	Clear Channel Communications, Inc. 401(k) Savings Plan (the “Plan”) – Notice of Blackout Period for The Clear Channel Communications Stock Fund, dated July 18, 2008.

99.2	Notice of Termination of the Clear Channel Nonqualified Deferred Compensation Plan, dated July 18, 2008.